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                     Supplement to the Prospectuses for the:

                 Schwab California Long-Term Tax-Free Bond Fund
             Schwab California Short/Intermediate Tax-Free Bond Fund
                       Schwab Long-Term Tax-Free Bond Fund
                  Schwab Short/Intermediate Tax-Free Bond Fund
                    Schwab Short-Term Bond Market Index Fund
                       Schwab Total Bond Market Index Fund
                            Schwab YieldPlus Fund TM

                                      Dated
                                November 15, 2000

The following paragraph is added after the first paragraph under Transaction
Policies:

Until the New York Stock Exchange reopens for business, the fund(s) will open for business each day that the U.S. bond market is open. The purpose of this supplement is to accommodate the unforeseen closure of the New York Stock Exchange following the tragic events of September 11, 2001. This supplement shall remain in effect only until the New York Stock Exchange reopens for business at which time the fund(s) will once again be open for business each day that the New York Stock Exchange is open.





9/14/01